April 23, 2025 ibm.com/investor 1Q 2025 Earnings Exhibit 99.2

Forward-looking statements and non-GAAP information Certain comments made in this presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Forward- looking statements are based on the company’s current assumptions regarding future business and financial performance. Those statements by their nature address matters that are uncertain to different degrees. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company’s filings with the SEC. Copies are available from the SEC, from the IBM website, or from IBM Investor Relations. Any forward-looking statement made during this presentation speaks only as of the date on which it is made. The company assumes no obligation to update or revise any forward-looking statements except as required by law; these charts and the associated remarks and comments are integrally related and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), the company also discusses, in its earnings press release and presentation materials, certain non-GAAP information including operating earnings and other “operating” financial measures, free cash flow, net cash from operating activities excluding IBM Financing receivables, adjusted EBITDA and adjustments for currency. The rationale for management’s use of this non-GAAP information is included as Exhibit 99.2 to the company’s Form 8-K submitted to the SEC on April 23, 2025. The reconciliation of non- GAAP information to GAAP is included in the press release within Exhibit 99.1 to the company’s Form 8-K submitted to the SEC on April 23, 2025, as well as on the slides entitled “Non-GAAP supplemental materials” in this presentation. To provide better transparency, the company also discusses management performance metrics including annual recurring revenue, annual bookings, signings, and book-to-bill. The metrics are used to monitor the performance of the business and are viewed as useful decision-making information for management and stakeholders. The rationale for management’s use of these performance metrics and their calculation, as well as other information including the definition of book of business, are included in Exhibit 99.2 to the company’s Form 8-K submitted to the SEC on April 23, 2025, or in the Management Discussion section of the company’s 2024 Annual Report, which is Exhibit 13 to the Form 10-K submitted with the SEC on February 25, 2025. For other related information please visit the Company’s investor relations website at: https://www.ibm.com/investor/events/earnings-1Q25 2

3 Arvind Krishna Chairman, President and Chief Executive Officer James Kavanaugh SVP, Finance & Operations and Chief Financial Officer

“We exceeded expectations for revenue, profitability and free cash flow in the quarter, led by strength across our Software portfolio. There continues to be strong demand for generative AI and our book of business stands at more than $6 billion inception-to-date, up more than $1 billion in the quarter. We remain bullish on the long-term growth opportunities for technology and the global economy. While the macroeconomic environment is fluid, based on what we know today, we are maintaining our full-year expectations for revenue growth and free cash flow.” Arvind Krishna IBM Chairman, President and CEO 4 CEO perspective

Financial highlights 5Revenue growth rates @CC $14.5B Revenue $2.0B Free cash flow 1Q25 “Revenue growth, once again led by Software, combined with our productivity initiatives, drove significant gross margin expansion and operating leverage in the quarter. With our focus on the fundamentals of our business, we continue to maintain a strong liquidity position and yield solid free cash flow. This enables us to both invest in our business and return value to shareholders through dividends.” James Kavanaugh IBM SVP & CFO 2% Revenue growth yr/yr 190bps Gross margin expansion (operating) 12% Adjusted EBITDA growth 9% Software revenue growth yr/yr ~240bps Adjusted EBITDA margin expansion $17.6B Cash on hand, incl. marketable securities

Software

Growth of 9% including ~6 points of organic contribution

Red Hat high-teens annual bookings growth and 6-month revenue under contract up mid-teens

Solid recurring revenue base; ARR of $21.7 billion, +11% yr/yr

Strong segment profit margin expansion of over 370bps

$6.3B
Revenue

+9%
Revenue growth

Revenue categories-1Q25


Automation
+15% yr/yr
Hybrid Cloud
+13% yr/yr
Transaction
Processing
+2% yr/yr
Data
+7% yr/yr

1Q25 results; revenue & ARR growth rates @CC, ARR includes annualized March 2025 HashiCorp recurring revenue

6

7 Consulting 1Q25 results; revenue growth rates @CC Revenue categories-1Q25 Continued growth in generative AI bookings Solid backlog performance Client reprioritization and spend constraints continued to impact yield Strong profit margin expansion of 280bps Strategy and Technology (1%) yr/yr Intelligent Operations Flat yr/yr $5.1B Revenue Flat Revenue growth

8 Infrastructure 1Q25 results; revenue growth rates @CC Revenue categories-1Q25 IBM Z (14%) Distributed Infrastructure (4%) Infrastructure Support Flat yr/yr Hybrid Infrastructure (7%) yr/yr Infrastructure performance reflects product cycle dynamics Broad-based growth across the storage portfolio Announced IBM z17 with multi-model AI capabilities, new security features, and tools for improved usability Ongoing investment in innovation $2.9B Revenue (4%) Revenue growth

9 Summary 2025 Expectations Based on what we know today, maintaining our full-year guidance Revenue growth @CC inflecting higher to 5%+ Operating pre-tax operating margin to expand by over half a point Full-year free cash flow ~$13.5 billion 1Q25 Summary Exceeded our expectations across revenue, profitability, and cash flow Generative AI book of business greater than $6 billion inception-to-date Accelerated productivity initiatives drove strong adjusted EBITDA margin expansion Generated $2 billion of free cash flow, our highest first quarter free cash flow in many years Continue to maintain a strong liquidity position and solid investment grade balance sheet

ibm.com/investor

Supplemental material 11Some columns and rows in these materials, including the supplemental exhibits, may not add due to rounding Revenue and P&L highlights Adjusted EBITDA performance Cash flow and balance sheet highlights Currency impact on revenue growth Software & Infrastructure segment details Consulting segment details Expense summary Balance sheet summary Free cash flow summary Cash flow (ASC 230) Software segment categories Consulting segment categories Infrastructure segment categories Non-GAAP supplemental materials

Revenue and P&L highlights 12Revenue growth rates @CC, $ in billions Revenue highlights 1Q25 B/(W) Yr/Yr Revenue $14.5 2% Americas $7.2 Flat Europe/ME/Africa $4.6 8% Asia Pacific $2.8 Flat Operating P&L highlights $ 1Q25 B/(W) Yr/Yr Gross profit $8.2 4% Expense $6.5 (4%) Pre-tax income $1.7 5% Net income $1.5 (3%) Earnings per share $1.60 (5%) Adjusted EBITDA $3.4 12% Operating P&L highlights % 1Q25 B/(W) Yr/Yr Gross profit margin 56.6% 1.9 pts Expense E/R 44.7% (1.4 pts) Pre-tax income margin 12.0% 0.5 pts Net income margin 10.4% (0.4 pts) Tax rate 12.7% (7.1 pts)

Adjusted EBITDA performance 13 $ in billions *Corporate (gains) and charges primarily consists of unique corporate actions such as gains on divestitures 1Q25 Yr/Yr Operating (non-GAAP) pre-tax income from continuing operations $1.7 $0.1 Net interest expense $0.3 $0.0 Depreciation/Amortization of non-acquired intangible assets $0.7 ($0.0) Stock-based compensation $0.4 $0.1 Workforce rebalancing charges $0.3 ($0.1) Corporate (gains) and charges* $0.0 $0.2 Adjusted EBITDA $3.4 $0.4

Cash flow and balance sheet highlights 14 $ in billions *Non-GAAP financial measure; excludes Financing receivables **Non-GAAP financial measure; adjusts for Financing receivables and net capital expenditures Cash flow 1Q25 Yr/Yr Net cash from operations* $2.3 $0.0 Free cash flow** $2.0 $0.1 Select uses of cash 1Q25 Yr/Yr Net capital expenditures $0.3 ($0.0) Acquisitions $7.1 $7.0 Dividends $1.5 $0.0 Balance sheet Mar 25 Dec 24 Mar 24 Cash & marketable securities $17.6 $14.8 $19.3 Total debt $63.3 $55.0 $59.5 Select debt measures Mar 25 Dec 24 Mar 24 IBM Financing debt $10.0 $12.1 $9.9 Core (non-IBM Financing) debt $53.3 $42.9 $49.6

Currency impact on revenue growth 15 Quarterly averages per US $ 1Q25 Yr/Yr Spot @2Q 2Q25 3Q25 4Q25 FY25 Earnings Euro 0.95 (3%) 0.87 6% 4% 7% 4% Pound 0.79 (1%) 0.75 5% 3% 4% 3% Yen 152 (3%) 141 9% 6% 8% 5% Revenue impact, future @2Q Earnings Spot (1.8 pts) 2-2.5 pts ~1.5 pts ~3 pts 1-1.5 pts Revenue impact, future @April 1st Spot ~0 pts ~(1 pts) ~0.5 pts ~(0.5 pts) Revenue impact, future @1Q Earnings Spot (2.5-3 pts) (1.5-2 pts) ~(3 pts) (1-1.5 pts) ~(2 pts) US $B Yr/Yr Revenue as reported $14.5 1% Currency impact ($0.3) (1.8 pts) Revenue @CC 2%

Software & Infrastructure segment details 16 $ in billions Revenue & ARR growth rates @CC, ARR includes annualized March 2025 HashiCorp recurring revenue Infrastructure segment 1Q25 B/(W) Yr/Yr Revenue $2.9 (4%) Hybrid Infrastructure $1.6 (7%) IBM Z (14%) Distributed Infrastructure (4%) Infrastructure Support $1.2 Flat Segment profit $0.2 (20%) Segment profit margin 8.6% (1.5 pts) Software segment 1Q25 B/(W) Yr/Yr Revenue $6.3 9% Hybrid Cloud $1.7 13% Automation $1.6 15% Data $1.2 7% Transaction Processing $1.8 2% Segment profit $1.8 23% Segment profit margin 29.1% 3.7 pts Annual recurring revenue $21.7 11%

Consulting segment details 17Revenue & signings growth rates @CC, $ in billions Consulting segment 1Q25 B/(W) Yr/Yr Revenue $5.1 Flat Strategy and Technology $2.8 (1%) Intelligent Operations $2.3 Flat Gross profit margin 27.3% 1.9 pts Segment profit $0.6 32% Segment profit margin 11.0% 2.8 pts Signings $4.9 (9%) Book-to-bill ratio (TTM) >1.15

Expense summary 18 $ in billions *Yr/Yr reflects 1Q24 pre-tax net impact of $0.2B related to divestiture dynamics **Includes acquisitions in the last twelve months net of non-operating acquisition-related charges and includes impact of closed divested businesses ***Represents the percentage change after excluding the impact of currency translation & hedges, acquisitions and divestitures Expense 1Q25 B/(W) Acq/ Yr/Yr Currency Divest** Base*** Operating expense & other income* $6.5 (4%) 1 pts (6 pts) 1 pts SG&A – operating $4.5 4% 1 pts (2 pts) 5 pts R&D – operating $1.9 (8%) 1 pts (3 pts) (7 pts) IP and custom development income ($0.3) 17% Other (income)/expense - operating* ($0.2) (60%) Interest expense $0.5 (5%)

Balance sheet summary 19 $ in billions *Includes eliminations of inter-company activity Mar 25 Dec 24 Mar 24 Cash & marketable securities $17.6 $14.8 $19.3 Core (non-IBM Financing) assets* $116.8 $108.9 $106.4 IBM Financing assets $11.3 $13.5 $11.5 Total assets $145.7 $137.2 $137.2 Other liabilities $55.4 $54.8 $54.3 Core (non-IBM Financing) debt* $53.3 $42.9 $49.6 IBM Financing debt $10.0 $12.1 $9.9 Total debt $63.3 $55.0 $59.5 Total liabilities $118.7 $109.8 $113.8 Equity $27.0 $27.4 $23.3

Free cash flow summary 20$ in billions B/(W) 1Q25 Yr/Yr Net cash from operations $4.4 $0.2 Less: IBM Financing receivables $2.1 $0.2 Net cash from operations (excluding IBM Financing receivables) $2.3 $0.0 Net capital expenditures ($0.3) $0.0 Free cash flow (excluding IBM Financing receivables) $2.0 $0.1

Cash flow (ASC230) 21 $ in billions *Includes operating lease right-of-use assets amortization 1Q25 1Q24 Net income from operations $1.1 $1.6 Depreciation / amortization of intangibles* $1.2 $1.1 Stock-based compensation $0.4 $0.3 Operating assets and liabilities / other, net ($0.4) ($0.8) IBM Financing A/R $2.1 $1.9 Net cash provided by operating activities $4.4 $4.2 Capital expenditures, net of payments & proceeds ($0.3) ($0.4) Divestitures, net of cash transferred ($0.0) $0.7 Acquisitions, net of cash acquired ($7.1) ($0.1) Marketable securities / other investments, net ($5.6) ($4.5) Net cash provided by/(used in) investing activities ($13.0) ($4.2) Debt, net of payments & proceeds $7.1 $3.4 Dividends ($1.5) ($1.5) Financing - other ($0.1) $0.0 Net cash provided by/(used in) financing activities $5.4 $1.9 Effect of exchange rate changes on cash $0.2 ($0.2) Net change in cash, cash equivalents & restricted cash ($3.0) $1.7

Software segment categories

Revenue categories

The Software portfolio delivers end-to-end enterprise capabilities for Hybrid Cloud and AI:

Hybrid Cloud
incl. RHEL, OpenShift, Ansible, Red Hat AI

Automation
incl. application development & integration, infrastructure lifecycle management incl. HashiCorp, network management, security software for identity access management and threat management, observability, FinOps, IT financial management, asset lifecycle management

Data
incl. AI assistants, AI tools and governance, databases, data intelligence, data integration, data security

Transaction Processing
incl. Customer Information Control System and storage software, analytics and integration software on IBM operating systems, AI assistants for Z, security software for Z

Revenue categories – FY 2024


Automation
Hybrid Cloud
Transaction Processing
Data

Revenue categories – FY2024 data is aligned to the 2025 revised revenue categories as described in the March 12, 2025, IBM investor article

22

Consulting segment categories Revenue categories – FY 2024 23 Revenue categories Strategy and Technology Provides strategy, process design, system implementation, cloud architecture and implementation services to help clients transform their businesses for growth and enable innovation. These services ensure clients benefit from the latest technologies to meet their objectives by leveraging AI and an ecosystem of strategic partners alongside IBM technology and Red Hat, including Adobe, AWS, Microsoft, Oracle, Palo Alto Networks, Salesforce, and SAP, among others. Intelligent Operations Focuses on application, cloud platform, and operations services that bring efficiency to clients’ processes by operationalizing and running hybrid cloud platforms, managing core business processes, and addressing security holistically across business functions and the IT landscape. These services help clients manage, optimize, and orchestrate custom and ISV packaged applications, enhancing operations through AI-powered solutions for faster, more efficient client outcomes. Intelligent Operations Strategy and Technology Revenue categories – FY2024 data is aligned to the 2025 revised revenue categories as described in the March 12, 2025, IBM investor article

Infrastructure segment categories Hybrid Infrastructure Innovative infrastructure platforms to help meet the new requirements of hybrid multi-cloud and enterprise AI workloads leveraging flexible and as-a-service consumption models: – IBM Z: incl. hardware and operating system – Distributed Infrastructure: incl. Power hardware and operating system, storage hardware, IBM Cloud IaaS, OEM asset recovery service Infrastructure Support Comprehensive, proactive and AI enabled services to maintain and improve the availability and value of clients’ IT infrastructure (hardware and software) both on-premises and in the cloud incl. maintenance for IBM products and other technology platforms. Hybrid Infrastructure Infrastructure Support Revenue categories – FY 2024 24 Revenue categories IBM Z Distributed Infrastructure

Non-GAAP supplemental materials Reconciliation of revenue performance – 1Q 2025 25 The above reconciles the non-GAAP financial information contained in the “Financial highlights”, “Revenue and P&L highlights”, and “Prepared remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated April 23, 2025, for additional information on the use of these non-GAAP financial measures. GAAP @CC Total revenue 1% 2% Americas (1%) Flat Europe/ME/Africa 6% 8% Asia Pacific (2%) Flat 1Q25 Yr/Yr

Non-GAAP supplemental materials Reconciliation of segment revenue performance – 1Q 2025 26 The above reconciles the non-GAAP financial information contained in the “Software”, “Consulting”, “Infrastructure”, “Software & Infrastructure segment details”, “Consulting segment details” and “Prepared remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated April 23, 2025, for additional information on the use of these non-GAAP financial measures. GAAP @CC Consulting (2%) Flat Strategy and Technology (3%) (1%) Intelligent Operations (2%) Flat Infrastructure (6%) (4%) Hybrid Infrastructure (9%) (7%) IBM Z (15%) (14%) Distributed Infrastructure (5%) (4%) Infrastructure Support (3%) Flat 1Q25 Yr/Yr GAAP @CC Software 7% 9% Hybrid Cloud 12% 13% Automation 14% 15% Data 5% 7% Transaction Processing Flat 2% Software revenue organic growth ~4 pts ~6 pts 1Q25 Yr/Yr

Non-GAAP supplemental materials Reconciliation of expense summary – 1Q 2025 27 *Represents the percentage change after excluding the impact of currency translation & hedges, acquisitions and divestitures The above reconciles the non-GAAP financial information contained in the “Expense summary” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated April 23, 2025, for additional information on the use of these non-GAAP financial measures. Non-GAAP Operating GAAP adjustments (non-GAAP) SG&A Currency 1 pts 0 pts 1 pts Acquisitions/divestitures (2 pts) 0 pts (2 pts) Base* 3 pts 2 pts 5 pts R&D Currency 1 pts 0 pts 1 pts Acquisitions/divestitures (3 pts) 0 pts (3 pts) Base* (7 pts) 0 pts (7 pts) Operating expense & other income Currency 2 pts (1 pts) 1 pts Acquisitions/divestitures (6 pts) 0 pts (6 pts) Base* 1 pts 0 pts 1 pts 1Q25

Non-GAAP supplemental materials Reconciliation of continuing operations – 1Q 2025 28 $ in millions (except EPS which is in whole dollars) The above reconciles the non-GAAP financial information contained in the “Revenue and P&L highlights”, “Expense summary” and “Prepared remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated April 23, 2025, for additional information on the use of these non- GAAP financial measures. GAAP Acquisition- related adjustments Retirement- related adjustments Tax reform impacts Operating (non-GAAP) Gross profit $8,031 $201 — — $8,232 Gross profit margin 55% 1.4 pts — — 57% SG&A 4,886 (353) — — 4,533 R&D 1,950 (4) — — 1,946 Other (income) & expense (165) 0 (23) — (187) Total expense  6,873 (357) (23) — 6,494 Pre-tax income 1,158 557 23 — 1,738 Pre-tax income margin 8.0% 3.8 pts 0.2 pts — 12.0% Tax rate 8.9% 4.5 pts (0.8 pts) 0.1 pts 12.7% Net income 1,054 429 35 (2) 1,517 Net income margin 7.3% 3.0 pts 0.2 pts (0.0 pts) 10.4% Earnings per share $1.12 $0.45 $0.04 ($0.00) $1.60 1Q25

1Q25 Yr/Yr Net income as reported (GAAP) $1.1 ($0.5) Less: income/(loss) from discontinued operations, net of tax $0.0 ($0.0) Income from continuing operations $1.1 ($0.5) Provision for/(Benefit from) income taxes from continuing operations $0.1 $0.6 Pre-tax income from continuing operations (GAAP) $1.2 $0.1 Non-operating adjustments (before tax) Acquisition-related charges* $0.6 $0.1 Non-operating retirement-related costs/(income) $0.0 ($0.1) Operating (non-GAAP) pre-tax income from continuing operations $1.7 $0.1 Net interest expense $0.3 $0.0 Depreciation/Amortization of non-acquired intangible assets $0.7 ($0.0) Stock-based compensation $0.4 $0.1 Workforce rebalancing charges $0.3 ($0.1) Corporate (gains) and charges** $0.0 $0.2 Adjusted EBITDA $3.4 $0.4 Non-GAAP supplemental materials Reconciliation of GAAP net income to adjusted EBITDA 29 $ in billions *Primarily consists of amortization of acquired intangible assets **Corporate (gains) and charges primarily consists of unique corporate actions such as gains on divestitures Adjusted EBITDA margin utilized in the “Financial highlights” discussion in the company’s earnings presentation is calculated by dividing Adjusted EBITDA by total revenue The above reconciles the non-GAAP financial information contained in the “Financial highlights”, “Revenue and P&L highlights", “Adjusted EBITDA performance” and "Prepared remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated April 23, 2025, for additional information on the use of these non-GAAP financial measures.

Non-GAAP supplemental materials Reconciliation of net cash from operations to adjusted EBITDA 30 $ in billions *Other assets and liabilities/other, net mainly consists of operating assets and liabilities/other, net in the “Cash flow (ASC230)” discussion, workforce rebalancing charges, non-operating impacts and corporate (gains) and charges The above reconciles the non-GAAP financial information contained in the “Prepared remarks” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated April 23, 2025, for additional information on the use of this non-GAAP financial measure. 1Q25 1Q24 Net cash provided by operating activities $4.4 $4.2 Add: Net interest expense $0.3 $0.2 Provision for/(Benefit from) income taxes from continuing operations $0.1 ($0.5) Less change in: Financing receivables $2.1 $1.9 Other assets and liabilities/other, net* ($0.7) ($1.0) Adjusted EBITDA $3.4 $3.0

Non-GAAP supplemental materials Reconciliation of Pre-tax income margin – 1Q 2025 *Excludes the effects of certain acquisition-related charges, non-operating retirement related (income)/expense and tax reform impact. For details on these adjustments, see slide entitled “Reconciliation of continuing operations – 1Q 2025” in this presentation **Yr/Yr impacts of workforce rebalancing and divestiture dynamics The above reconciles the non-GAAP financial information contained in the “Prepared remarks” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated April 23, 2025, for additional information on the use of these non-GAAP financial measures. 31 Pre-tax margin yr/yr B/(W) GAAP 0.5 pts Non-operating adjustments* 0.0 pts Operating (non-GAAP) 0.5 pts Adjusted to exclude workforce rebalancing and divesture dynamics** (1.3) pts Operating (non-GAAP) excl. impacts of workforce rebalancing and divesture dynamics 1.8 pts

Non-GAAP supplemental materials Reconciliation of Pre-tax income margin – FY 2025 expectations *Incudes the impact of one-time, non-cash, U.S. and non-U.S. pension settlement charges in 2024 The above reconciles the non-GAAP financial information contained in the “Summary” and “Prepared remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated April 23, 2025, for additional information on the use of this non-GAAP financial measure. 32 GAAP Operating (non-GAAP) FY 2025 >5 pts* >0.5 pts

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